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Household Consumer Loan Trust, Series 1996-1
Deposit Trust Calculations
Previous Due Period Ending                          Feb 29, 2000
Current Due Period Ending                           Mar 31, 2000
Prior Distribution Date                             Mar 14, 2000
Distribution Date                                   Apr 14, 2000


Beginning Trust Principal Receivables           3,785,875,921.66
Average Principal Receivables                   3,785,714,146.68
FC&A Collections (Includes Recoveries)             60,537,690.29
Principal Collections                             110,434,786.35
Additional Balances                                39,331,453.87
Net Principal Collections                          71,103,332.48
Defaulted Amount                                   29,343,098.32
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,583,128.00

Beginning Participation Invested Amount           287,302,112.18
Beginning Participation Unpaid Principal          287,302,112.18
Balance
Ending Participation Invested Amount              279,679,119.37
Ending Participation Unpaid Principal Balance     279,679,119.37

Accelerated Amortization Date                       Feb 28, 2001
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   9.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.75%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 287,302,112.18
Numerator for Fixed Allocation                    294,692,779.04
Denominator - Max(Sum of Numerators, Principal  3,785,714,146.68
Receivables)
Applicable Allocation Percentage                         7.5891%
Investor FC&A Collections                           4,594,273.53

Series Participation Interest Default Amount
Numerator for Floating Allocation                 287,302,112.18
Denominator - Max(Sum of Numerators, Principal  3,785,714,146.68
Receivables)
Floating Allocation Percentage                           7.5891%
Series Participation Interest Default Amount        2,226,880.79


Principal Allocation Components
Numerator for Floating Allocation                 287,302,112.18
Numerator for Fixed Allocation                    294,692,779.04
Denominator - Max(Sum of Numerators, Principal  3,785,714,146.68
Receivables)

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Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           7.2500%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               7.2500%
(c) Rate Sufficient to Cover Interest, Yield             6.4070%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          287,302,112.18
Principal Balance
(e) Actual days in the Interest Period                        31
Series Participation Monthly Interest, [a*d*e]      1,793,643.05

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest Interest             0.00
Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections,           7,622,992.81
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)       5,396,112.02
or e]
(b) prior to Accelerated Amort. Date or not         5,396,112.02
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                       7.5891%
(d) Net Principal Collections                      71,103,332.48
(e) after Accelerated Amort Date or Early Amort     8,596,616.87
Period, [f*g]
(f) Fixed Allocation Percentage                          7.7843%
(g) Collections of Principal                      110,434,786.35

(h) Minimum Principal Amount, [Min(i,l)]            2,944,557.23
(i)  Floating Allocation Percentage of              8,381,020.37
Principal Collections
(j)  1.8% of the Series Participation Interest      5,171,438.02
Invested Amount
(k) Series Participation Interest Net Default       2,226,880.79
Payment Amount
(l)  the excess of (j) over (k)                     2,944,557.23

(m) Series Participation Interest Net Default       2,226,880.79
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections     4,594,273.53
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      1,793,643.05
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        2,226,880.79
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                  478,836.85
Excess [Sec. 4.11(a)(vi)]                              94,912.84

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

Seller's Interest                                 877,910,949.94

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Series 1996-1  Owner Trust Calculations

Due Period Ending      Mar 31, 2000

Payment Date           Apr 17, 2000



Calculation of Interest Expense


Index (LIBOR)                  6.003750%

Accrual end date            Apr 17, 2000

accrual beginning date      Mar 15, 2000

and days in Interest Period           33


                     Class A         Class B    Certificates     Overcoll
                                                                  Amount
Beginning     149,335,704.00  100,555,739.27   10,055,573.92  27,355,094.99
Unpaid
Principal
Balance

Previously              0.00            0.00            0.00
unpaid
interest/yield

Spread to              0.22%           0.60%           1.00%
index

Rate (capped       6.223750%       6.603750%       7.003750%
at 13%, 15%, 16%)

Interest/Yield    851,975.75      608,707.88       64,557.83
Payable on the
Principal
Balance

Interest on             0.00            0.00            0.00
previously
unpaid
interest/yield

Interest/Yield    851,975.75      608,707.88       64,557.83
Due

Interest/Yield    851,975.75      608,707.88       64,557.83
Paid

Summary



Beginning
Security      149,335,704.00  100,555,739.27   10,055,573.92  27,355,094.99
Balance

Beginning
Adjusted      149,335,704.00  100,555,739.27   10,055,573.92
Balance

Principal       3,962,416.54    2,668,047.49      266,804.74     785,578.65
Paid

Ending        145,373,287.46   97,887,691.78    9,788,769.18  26,629,370.95
Security
Balance

Ending
Adjusted      145,373,287.46   97,887,691.78    9,788,769.18
Balance

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Ending                                               3.5000%
Certificate
Balance as %
Participation
Interest
Invested
Amount

Targeted      145,433,142.07   97,887,691.78    9,788,769.18
Balance

Minimum                        49,000,000.00    4,900,000.00  13,300,000.00
Adjusted
Balance

Certificate                                     8,475,396.03
Minimum
Balance

Ending OC                                                     26,629,370.95
Amount as
Holdback
Amount

Ending OC                                                              0.00
Amount as
Accelerated
Prin Pmts


Beginning               0.00            0.00            0.00           0.00
Net Charge
offs

Reversals               0.00            0.00            0.00           0.00

Charge offs             0.00            0.00            0.00           0.00

Ending Net              0.00            0.00            0.00           0.00
Charge Offs


Interest/Yield    $1.3345485      $4.4677565      $2.5361193
Paid per $1000

Principal         $6.2067928     $19.5827703     $10.4812794
Paid per $1000

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Series 1996-1  Owner Trust Calculations
Due Period                                            March 2000
Payment Date                                        Apr 17, 2000


Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections        7,622,992.81
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                          59,854.61

Series Participation Interest Monthly Interest      1,793,643.05

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A Interest Distribution- Sec.             851,975.75
3.05(a)(i)(a)


  Pay Class B Interest Distribution- Sec.             608,707.88
3.05(a)(i)(b)
  Pay Certificates the Certificate Yield- Sec.         64,557.83
3.05(a)(i)(c)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A to Targeted Principal Balance-        3,902,561.93
Sec. 3.05(a)(ii)(a)


  Pay Class B to Targeted Principal Balance         2,668,047.49
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)

Pay Certificate Yield if not paid pursuant to               0.00
Sec. 3.05 (a)(i)(c)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance       266,804.74
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt           785,578.65
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)


  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A to zero- Sec. 3.05(a)(v)(c)              59,854.61


  Pay Class B to zero- Sec. 3.05(a)(v)(d)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A to zero- Sec. 3.05(a)(vi)(a)                  0.00


  Pay Class B to zero- Sec. 3.05(a)(vi)(b)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(c)
  Pay HCLC Optimum Monthly Principal provided               0.00
OC >0- Sec. 3.05(a)(vi)(d)

Remaining Amounts to Holder of Designated             208,546.98
Certificate - Sec. 3.05(a)(vii)


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Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt       785,578.65
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                    0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total           59,854.61
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback       725,724.04
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate            2,676.50

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